STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 240,692,157	$ 219,041,170
Receivables:
Employer contributions	147,309	208,913
Notes receivable from participants	2,859,717	2,709,977
Total receivables	3,007,026	2,918,890
Net assets available for benefits	$ 243,699,183	$ 221,960,060